UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
February 8, 2006
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49616	88-0488686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11588 Sorrento Valley Road, Suite 17, San Diego, California		92121

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 794-8889
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 7.01. Regulation FD Disclosure.
     Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a press release announcing certain results for the Halozyme Therapeutics, Inc. INFUSE-LR clinical trial.
     This information is being furnished pursuant to Item 7.01 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by Halozyme Therapeutics, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.
February 8, 2006	By : /s/ David A. Ramsay
David A. Ramsay
Secretary and Chief Financial Officer